UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2019

C.H. ROBINSON WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23189	41-1883630
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

14701 Charlson Road

Eden Prairie, MN 55347

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (952) 937-8500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CHRW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On June 6, 2019, C.H. Robinson Worldwide, Inc. (the “Company”) delivered to its executive officers and directors (collectively, the “Covered Persons”) a notice informing the Covered Persons that, in order to facilitate a transition of the assets and administration of the Robinson Companies Retirement Plan (the “Plan”) from Wells Fargo to Fidelity on July 1, 2019, Plan participants will be subject to a “blackout period.” During the blackout period, Plan participants will be unable to direct or diversify investments in individual accounts, obtain loans or obtain distributions from the Plan, including with respect to the Company’s common stock. The blackout period will begin at 3:00 p.m. Central Time on June 24, 2019 and is expected to end the week beginning July 14, 2019.

The notice also advised the Covered Persons of certain trading restrictions that will apply to the Covered Persons as a result of the blackout period. The notice was required pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR under the Securities Exchange Act of 1934. A copy of the Company’s notice to the Covered Persons is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

During the blackout period and for two years after the ending date of the blackout period, shareholders or other interested parties may obtain, without charge, information about the beginning date and the actual ending date of the blackout period by contacting:

Ben G. Campbell

Chief Legal Officer and Secretary

C.H. Robinson Worldwide, Inc.

14701 Charlson Road, Suite 1400

Eden Prairie, MN 55347

(952) 937-7829

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Notice to Covered Persons of Blackout Period, dated June 6, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2019

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ Ben G. Campbell
Ben G. Campbell
Chief Legal Officer and Secretary